UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2016

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Allied Drive, Suite 220 Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03              Material Modification to Rights of Security Holders.

As previously disclosed, on February 28, 2013, pursuant to a shareholder rights plan agreement dated effective as of February 28, 2013 (the “Rights Agreement”) between Atlantic Power Corporation (the “Company”) and Computershare Investor Services Inc., as Rights Agent, the board of directors of the Company (the “Board”) authorized the issuance of one common share purchase right (individually, a “Right”) for each outstanding common share of the Company (the “Common Shares”)  to shareholders of record at the close of business on March 11, 2013 (the “Record Time”).  One Right will also be issued in respect of each Common Share issued thereafter, subject to the limitations set forth in the Rights Agreement.

At the Annual General and Special Meeting (as defined below), shareholders of the Company approved a proposal to reconfirm the Company’s existing Rights Agreement.  As a result, the Company’s existing Rights Agreement will continue in effect until it is required to be reconfirmed by the Company’s shareholders at the Company’s 2019 meeting of shareholders.  No other changes have otherwise been made to the Company’s existing Rights Agreement.

The information set forth under “Item 5.07. Submission of Matters to a Vote of Security Holders” of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

A copy of the Rights Agreement is included as Exhibit 4.1 hereto and is incorporated by reference herein. A copy of the Rights Agreement is available free of charge from the Company.  This summary description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Company held its Annual General and Special Meeting on June 21, 2016 (the “Annual General and Special Meeting”).  At the Annual General and Special Meeting, the shareholders of the Company voted on the following matters, casting their votes as described below:

•            To elect to the Board each of the nominees listed below:

Nominee	Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
Irving R. Gerstein	38,889,433	n/a	1,986,275	30,064,015
R. Foster Duncan	39,195,405	n/a	1,680,304	30,064,014
Kevin T. Howell	39,729,262	n/a	1,146,446	30,064,015
Holli C. Ladhani	39,295,574	n/a	1,580,135	30,064,014
Gilbert S. Palter	39,371,017	n/a	1,504,691	30,064,015
Teresa M. Ressel	39,131,973	n/a	1,743,736	30,064,014
James J. Moore, Jr.	39,580,572	n/a	1,295,136	30,064,015

•           To appoint KPMG LLP as auditors of the Company and to authorize the Board to fix the auditors’ remuneration:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
68,783,145	n/a	2,156,578	0

•            Non-binding, advisory vote on the approval of named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,289,472	8,886,223	700,014	30,064,014

•           To approve, ratify and confirm the Shareholder Rights Plan (the “Rights Agreement”) adopted by the Board of Directors of the Corporation effective February 28, 2013 between the Corporation and Computershare Investors Services Inc. as rights agent:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
32,746,224	7,580,722	548,760	30,064,017

In addition, on June 21, 2016, the Company issued a press release (the “Press Release”) announcing that the director nominees listed in the Proxy Statement for the Annual General and Special Meeting were elected as directors of the Company and providing detailed results of the votes cast with respect to such election.  The Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1

Shareholder Rights Plan Agreement, dated effective as of February 28, 2013, between Atlantic Power Corporation and Computershare Investor Services Inc., as Rights Agent, which includes the Form of Right Certificate as Exhibit A (incorporated by reference to our Current Report on Form 8-K filed on March 1, 2013).

99.1	Press Release of the Company, dated June 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: June 21, 2016	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1

Shareholder Rights Plan Agreement, dated effective as of February 28, 2013, between Atlantic Power Corporation and Computershare Investor Services Inc., as Rights Agent, which includes the Form of Right Certificate as Exhibit A (incorporated by reference to our Current Report on Form 8-K filed on March 1, 2013).

99.1	Press Release of the Company, dated June 21, 2016.